UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Keurig Dr Pepper Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEURIG DR PEPPER INC.

53 SOUTH AVE.

BURLINGTON, MA 01803

Your Vote Counts!

KEURIG DR PEPPER INC.

2021 Annual Meeting

Vote by June 17, 2021

11:59 PM ET

You invested in KEURIG DR PEPPER INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 18, 2021.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 06, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	June 18, 2021
vote without entering a	11:00 AM EDT
control number
Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/KDP2021

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1A	Robert Gamgort	For

1B	Olivier Goudet	For

1C	Peter Harf	For

1D	Juliette Hickman	For

1E	Genevieve Hovde	For

1F	Paul S. Michaels	For

1G	Pamela H. Patsley	For

1H	Gerhard Pleuhs	For

1I	Lubomira Rochet	For

1J	Debra Sandler	For

1K	Robert Singer	For

1L	Justine Tan	For

1M	Nelson Urdaneta	For

1N	Larry D. Young	For

2.	To approve an advisory resolution regarding Keurig Dr Pepper Inc.’s executive compensation.	For

3.	To ratify the appointment of Deloitte & Touche LLP as Keurig Dr Pepper Inc.’s independent registered public accounting firm for fiscal year 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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